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                                                                    EXHIBIT 23.2



CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 6, 2004, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-114466) registration of shares of its common stock.

                         /s/ Ernst & Young LLP

May 25, 2004